Exhibit 99.1

Blue Apron Statement on Current Demand

NEW YORK, NY––March 19, 2019

The following is a statement from Blue Apron CEO Linda Findley Kozlowski:

First and foremost, we would like to thank our employees and the many people across the food industry who are working to feed our country in the face of the COVID-19 pandemic. We are closely monitoring the developments of COVID-19 and its impact on our customers, supply chain partners, and employees.

Over the last week we have seen a sharp increase in consumer demand. We are increasing our capacity for future orders and expect to fulfill this increased demand by the next available weekly cycle, starting on 3/30. As a result, we have had to make changes to recipes and box orders for a small portion of volume next week. We are grateful for our customers’ patience during this unusual time.

We are hiring for temporary and permanent positions in our Linden, NJ and Richmond, CA fulfillment centers and hope to create employment opportunities for individuals who may have been displaced by the restaurant or foodservice industry.

We are carefully monitoring our supply chain and are in contact with our ingredient suppliers. We are not aware of any significant disruption to our supply chain to date as a result of coronavirus. As a food facility regulated by the FDA, we have a comprehensive food safety program in place including Good Manufacturing Practices (GMPs) at every step of our operation. In addition to adhering to FDA’s Food Safety Modernization Act, we have also achieved third party certification to the Safe Quality Food (SQF) Food Safety Code two years in a row, widely considered one of the most rigorous and comprehensive food safety standards in the world. The most recent FDA guidance states that there currently is no evidence of food or food packaging being associated with transmission of COVID-19. We continue to closely monitor guidance from the FDA, the Centers for Disease Control and Prevention (CDC), and state and local health agencies in the communities in which we operate.

LIke other companies, we are operating with imperfect information around COVID-19 and its impact on our business. Nothing in this statement should be viewed as guidance or a prediction about current or future performance of the company as the situation remains very fluid and various matters could affect our ability to serve our customers. We are doing our very best to manage through these unprecedented circumstances.

We believe we are positioned to support home cooks across the country during this time and we are doing everything we can to serve our customers. We believe home cooking is important now more than ever, and we intend to continue delivering our customers fresh, delicious Blue Apron meals right to their door.

Forward-Looking Statements:

This statement includes statements concerning Blue Apron Holdings, Inc. and its future expectations, plans and prospects that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of these terms or other similar expressions. The company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this statement and are subject to a number of risks, uncertainties and assumptions including, without limitation, the company’s anticipated growth strategies and dependence on the company’s ability to obtain additional financing; its ability to sufficiently manage costs, maintain sufficient capital and obtain additional financing to and remain in compliance with the financial covenants under its revolving credit facility; its ability, including the timing and extent, to obtain additional financing and sufficiently manage costs to fund investments in its operations in amounts necessary to support the execution of its strategic growth plan; the company’s ability to identify, consummate and achieve the anticipated benefits of strategic alternatives, and the structure, terms and specific risks and uncertainties associated with any such potential strategic alternatives; the impact of the COVID-19 pandemic on the company’s operations and results, including as a result of the loss of adequate labor, any temporary closure of one or more fulfillment centers, or supply chain or carrier interruptions or delays; the ability of the company to sustain the recent increase in demand resulting from the COVID-19 pandemic and to retain new customers; its ability to achieve the anticipated benefits associated with the company’s workforce reductions and the planned closure of the company’s Arlington fulfillment center and related consolidation of production volume to its Linden, NJ and Richmond, CA fulfillment centers; risks resulting from the planned fulfillment center closure and workforce reductions, including, but not limited to, further employee attrition and adverse effects on the company’s operations, such as interruptions in production; its expectations regarding competition and its ability to effectively compete; its ability to expand or innovate on its direct-to-consumer product offerings and strategic partnerships; its ability to cost-effectively attract new customers, retain existing customers and increase the number of customers it serves; its amount of indebtedness and ability to fulfill its debt-related obligations; seasonal trends in customer behavior; its expectations regarding, and the stability of, its supply chain; the size and growth of the markets for its product offerings and its ability to serve those markets; federal and state legal and regulatory developments; other anticipated trends and challenges in its business; and other risks more fully described in the company’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the Securities and Exchange Commission (“SEC”) on February 18, 2020, and in other filings that the company may make with the SEC in the future. The company assumes no obligation to update any forward-looking statements contained in this statement as a result of new information, future events or otherwise.